Net Investment in Direct Financing Lease	12 Months Ended
Dec. 31, 2016
Net Investment in Direct Financing Lease [Abstract]
NET INVESTMENT IN DIRECT FINANCING LEASE

22. NET INVESTMENT IN DIRECT FINANCING LEASE

Emera’s net investment in direct financing lease primarily relates to Brunswick Pipeline. Brunswick Pipeline commenced service on July 16, 2009, transporting re-gasified LNG for Repsol Energy Canada under a 25-year firm service agreement. The agreement meets the definition of a direct financing capital lease for accounting purposes. The net investment in direct financing lease consists of the sum of the minimum lease payments and residual value net of estimated executory costs and unearned income.  The unearned income is recognized in income over the life of the lease using a constant rate of interest equal to the internal rate of return on the lease. Net investment in direct financing lease consists of the following:

As at	December 31	December 31
millions of Canadian dollars	2016	2015
Total minimum lease payments to be received	$1,194	$1,202
Less: amounts representing estimated executory costs	(223)	(213)
Minimum lease payments receivable	$971	$989
Estimated residual value of leased property (unguaranteed)	183	183
Less: unearned finance lease income	(658)	(686)
Net investment in direct financing lease	$496	$486
Principal due within one year (included in “Prepayments and other current assets”)	8	6
Net investment in direct financing lease – long-term	$488	$480

Future minimum lease payments to be received for the next five years:

For the	Year ended December 31
millions of Canadian dollars	2017	2018	2019	2020	2021
Minimum lease payments to be received	$65	$65	$65	$65	$65
Less: amounts representing estimated executory costs	(11)	(11)	(12)	(12)	(12)
Minimum lease payments receivable	$54	$54	$53	$53	$53